                                                                    EXHIBIT 10.1

            THE  SECURITIES  OFFERED HEREBY HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR ANY OTHER STATE
SECURITIES LAWS AND ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND
MAY NOT BE  PLEDGED,  TRANSFERRED  OR  RESOLD  EXCEPT  AS  PERMITTED  UNDER  THE
SECURITIES ACT AND SUCH LAWS PURSUANT TO A  REGISTRATION  STATEMENT OR EXEMPTION
THEREFROM.  THE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES  COMMISSION
OR OTHER REGULATORY AUTHORITY,  NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED
UPON OR  ENDORSED  THIS  OFFERING OR THE  ACCURACY  OR ADEQUACY OF THE  OFFERING
DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

            IT IS INTENDED THAT THE UNITS OFFERED  HEREBY WILL BE MADE AVAILABLE
ONLY TO ACCREDITED INVESTORS, AS DEFINED IN SECTION 2(15) OF THE SECURITIES ACT,
AND RULE 501 THEREUNDER.  THE UNITS OFFERED HEREBY ARE BEING OFFERED PURSUANT TO
AN  EXEMPTION  FROM THE  REGISTRATION  REQUIREMENTS  OF THE  SECURITIES  ACT AND
APPLICABLE  STATE SECURITIES LAWS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF
INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF
THE UNITS.

                          SECURITIES PURCHASE AGREEMENT

            This  Subscription  Agreement  (this  "Agreement")  is made  between
Datatec  Systems,  Inc.,  a  Delaware  corporation  (the  "Company"),   and  the
undersigned  prospective  purchaser (the "Purchaser") who is subscribing  hereby for units of the Company's securities (the "Units"), each Unit consisting of two shares of the Company's  common  stock,  par value $0.001 per share (the "Common
Stock"),  and one  warrant,  in the form of  Exhibit A attached  hereto  (each a
"Warrant"  and  collectively  the  "Warrants"),  to purchase one share of Common
Stock with an exercise price at a premium of 30% to the Stock Purchase Price (as defined below). The Company desires to offer and sell (the "Offering") 2,000,000
Units (the "Offering  Amount"),  with each Unit having a purchase price per Unit equal to two times the  Stock  Purchase  Price  (as  hereinafter  defined)  (the
"Offering  Price");  provided,  however,  that the Company and  Fahnestock & Co.
Inc.,  the placement  agent for this Offering  (the  "Placement  Agent") may, by mutual  agreement,  increase  the  Offering  Amount to an  amount  not to exceed
2,500,000  Units.  For purposes of this Agreement,  "Stock Purchase Price" shall mean $1.25 ($2.50 purchase price for Units), which has been determined by mutual agreement of the Company and the Placement  Agent at the closing of the Offering
(the  "Closing").  The shares of Common  Stock,  the  Warrants and the shares of
Common Stock  issuable upon exercise of the Warrants (the "Warrant  Shares") are sometimes herein collectively referred to as the "Securities."

            NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and agreements  contained  in  this  Agreement,  and for  other  good  and  valuable consideration  the receipt and  adequacy  of which is hereby  acknowledged,  the
Company and the Purchaser agree as follows:

A.          SUBSCRIPTION

            (1) The Purchaser, intending to be legally bound, hereby irrevocably subscribes  for and  agrees to  purchase  Units in the amount  indicated  on the signature page hereto (the "Subscription  Amount").  The Purchaser shall deliver the  Subscription  Amount  within  five  (5)  business  days of the date of this
Agreement by  certified or bank  cashier's  check  payable to "Datatec  Systems,
Inc." or by wire  transfer to the Placement  Agent's  escrow agent in accordance with the wire transfer  instructions  attached hereto as Schedule A and shall be held in the manner described in paragraph (2) below. The Purchaser  acknowledges that the actual number of Units that the Purchaser will be issued at the Closing will be equal to the Subscription Amount divided by the Offering Price,  rounded down to the nearest whole number of Units.

            (2) All payments for Units made by the Purchaser as  contemplated by
paragraph  (1)  above  will  be  deposited  as  soon  as  practicable   for  the
undersigned's benefit in a non-interest bearing escrow account. The payment will be returned  promptly,  without  interest  or  deduction,  if the  undersigned's subscription  is rejected  or the  Offering is  terminated  for any reason.  The
Company  shall hold the  Closing at any time during the period  beginning  after subscriptions  for 2,000,000  Units have been accepted,  but no later than April
28, 2003 (the "Termination Date"). Furthermore, upon the mutual agreement of the
Company and the Placement  Agent  following  written notice to the Purchaser and receipt of the Purchaser's written consent, the Company may accept subscriptions aggregating fewer than 2,000,000 Units.  Subsequent  closings may be held at any time  after  the  Closing  and  on or  before  the  Termination  Date  (each,  a
"Subsequent  Closing")  without regard to the aggregate  amount of subscriptions for Units  received by the  Company.  The Company  may,  with the consent of the
Placement Agent, terminate the Offering within ninety (90) days from the date of the Memorandum (as defined below).

            (3) At the Closing,  the Company shall:  (i) prepare for delivery to the Purchaser  stock  certificates  representing  the shares of Common Stock and warrant certificates  representing the Warrants contained in the Units purchased under this Agreement against payment in full by the undersigned of the aggregate subscription  amount  therefor;  (ii)  deliver to the  Purchaser  a  certificate stating that the representations and warranties made by the Company in Section C of this Agreement  were true and correct in all material  respects when made and are  true and  correct  in all  material  respects  on the  date of the  Closing relating to the Units  subscribed  for pursuant to this Agreement as though made on and as of the  date of such  Closing;  (iii)  cause  to be  delivered  to the
Purchaser an opinion of Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP in the
form of Exhibit C hereto;.  and (iv) the  Company  shall have  issued the public announcement referenced in Section D6 of this Agreement.

            (4) The Purchaser  acknowledges and agrees that this Agreement shall be  binding  upon  the  Purchaser  upon the  submission  to the  Company  or the
Placement Agent of the  Purchaser's  signed  counterpart  signature page to this
Agreement  unless and until the Company or the Placement  Agent shall reject the subscription being made hereby by the Purchaser.

            (5) The Purchaser acknowledges and agrees that the purchase of Units by the  Purchaser  pursuant  to the  Offering  is  subject  to all the terms and conditions  set forth in this Agreement as well as in the Memorandum (as defined below).

B.          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

            Each of the Purchasers hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

            (1) The Purchaser has been furnished with and has carefully read the
Company's  Confidential  Private Placement Memorandum dated February 6, 2003, as supplemented  (together  with all documents and filings  attached  thereto,  the
"Memorandum") and this Agreement (collectively the "Offering Documents"), and is familiar  with and  understands  the terms of the  Offering.  The  Purchaser has carefully considered and has discussed with the Purchaser's  professional legal, tax, accounting and financial  advisors,  to the extent the Purchaser has deemed necessary,  the  suitability  of an investment in the Units for the  Purchaser's particular tax and financial  situation and has determined  that the Units being subscribed for by the Purchaser are a suitable investment for the Purchaser.

            (2) The  Purchaser  acknowledges  that (i) the Purchaser has had the right to request copies of any documents,  records, and books pertaining to this investment  and (ii) any such  documents,  records and books that the  Purchaser requested  have  been  made  available  for  inspection  by the  Purchaser,  the
Purchaser's attorney, accountant or advisor(s).

            (3)  The  Purchaser  and  the  Purchaser's  advisor(s)  have  had  a
reasonable   opportunity   to  ask   questions  of  and  receive   answers  from
representatives  of the  Company  or  persons  acting on  behalf of the  Company concerning  the Offering and all such  questions  have been answered to the full satisfaction of the Purchaser.

            (4) The  Purchaser  is not  subscribing  for Units as a result of or
subsequent  to  any  advertisement,   article,  notice  or  other  communication
published  in any  newspaper,  magazine  or  similar  media  or  broadcast  over television or radio or presented at any seminar or meeting.

            (5)  The   Purchaser   has  not   been   furnished   with  any  oral
representation  or oral information in connection with the offering of the Units that is not contained in the Offering Documents.

            (6) If the Purchaser is a natural person,  the Purchaser has reached the age of majority in the state in which the  Purchaser  resides,  has adequate
means  of  providing   for  the   Purchaser's   current   financial   needs  and
contingencies,  is able to bear the substantial  economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and could afford a complete loss of such investment.

            (7)  The  Purchaser  has  sufficient  knowledge  and  experience  in financial,  tax and  business  matters to enable the  Purchaser  to utilize  the information  made available to the Purchaser in connection  with the Offering to evaluate  the  merits  and  risks of an  investment  in the Units and to make an informed  investment  decision with respect to an investment in the Units on the terms described in the Offering Documents.

            (8)  The   Purchaser   is  not   relying   on  any   statements   or
representations  made  by the  Company,  the  Placement  Agent  or any of  their respective  affiliates  with respect to economic  considerations  involved in an investment in the Units.

            (9) The Purchaser  will not sell or otherwise  transfer the Units or the component  Securities without registration under the Securities Act of 1933, as amended (the  "Securities  Act"), or applicable  state  securities laws or an exemption therefrom.  The Purchaser  acknowledges that neither the offer or sale of the  Units  or the  component  Securities  have  been  registered  under  the
Securities  Act or  under  the  securities  laws  of any  state.  The  Purchaser represents and warrants that the Purchaser is acquiring the Units, including the component  Securities,  for the Purchaser's  own account as principal,  not as a nominee or agent, for investment purposes only and not with a view toward resale or  distribution  within  the  meaning  of the  Securities  Act and,  where  the
Purchaser  is a  natural  person,  no  other  person  has a direct  or  indirect beneficial  interest in such Units.  Further,  the  Purchaser  does not have any contract,  undertaking,  agreement  or  arrangement  with  any  person  to sell, transfer  or grant  participations  to such  person or to any third  person with respect  to any of the  Units  for  which  the  Purchaser  is  subscribing.  The
Purchaser  has not offered or sold the Units or the component  Securities  being acquired  nor  does  the  Purchaser  have  any  present  intention  of  selling, distributing  or otherwise  disposing of such Units or the component  Securities either currently or after the passage of a fixed or determinable  period of time or  upon  the  occurrence  or  non-occurrence  of  any  predetermined  event  or circumstances  in violation of the  Securities  Act. The Purchaser is aware that the Units and the component  Securities  are not currently  eligible for sale in reliance upon Rule 144 promulgated under the Securities Act.

            (10)  The  Purchaser  recognizes  that an  investment  in the  Units involves substantial risks,  including the possible loss of the entire amount of such investment, and has determined that the Units are a suitable investment for the  Purchaser.  The Purchaser has carefully  read and considered the Memorandum and  all  exhibits  attached  thereto  and  has  taken  full  cognizance  of and understands all of the risks related to the purchase of the Units.

            (11) The Purchaser  acknowledges that the certificates  representing the Securities comprising the Units shall be stamped or otherwise imprinted with a legend substantially in the following form: "THE SECURITIES REPRESENTED HEREBY
HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR ANY
STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE
OFFERED, SOLD, TRANSFERRED,  PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO
AN  EFFECTIVE  REGISTRATION  UNDER SUCH ACT OR AN EXEMPTION  FROM  REGISTRATION,
WHICH, IN THE OPINION OF COUNSEL TO THE CORPORATION, IS AVAILABLE."

            (12) If this  Agreement  is executed  and  delivered  on behalf of a partnership,  corporation,  trust or estate: (i) such partnership,  corporation, trust or  estate  has the full  legal  right and  power  and all  authority  and approval  required  (a) to execute  and  deliver  this  Agreement  and all other instruments  executed  and  delivered  by  or on  behalf  of  such  partnership, corporation,  trust or estate in connection with the purchase of its Units,  and
(b) to purchase and hold such Units;  (ii) the signature of the party signing on behalf of such  partnership,  corporation,  trust or estate is binding upon such
partnership,   corporation,   trust  or  estate;  and  (iii)  such  partnership,
corporation  or trust has not been formed for the specific  purpose of acquiring such Units,  unless each  beneficial  owner of such  entity is  qualified  as an
accredited   investor  within  the  meaning  of  Rule  501(a)  of  Regulation  D
promulgated   under   the   Securities   Act  and  has   submitted   information
substantiating such individual qualification.

            (13) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Units poses  additional  risks  including the inability to use losses  generated by an investment in the Units to offset taxable income.

            (14) The information  contained in the  questionnaire in the form of
Exhibit D attached  hereto  delivered by the Purchaser in  connection  with this
Agreement (the  "Questionnaire")  is complete and accurate in all respects.  The
Purchaser  shall  indemnify  and hold  harmless  the Company  and each  officer, director or control person of any such entity, who is or may be a party or is or may be  threatened  to be made a party to any  threatened,  pending or completed
action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative,   by  reason  of  or   arising   from  any   actual  or   alleged
misrepresentation  or  misstatement  of facts or omission to  represent or state facts  made or  alleged  to have been made by the  Purchaser  to the  Company or omitted  or  alleged  to have been  omitted  by the  Purchaser,  concerning  the
Purchaser  or the  Purchaser's  authority  to invest or  financial  position  in
connection  with  the  Offering,   including,   without  limitation,   any  such
misrepresentation,  misstatement  of omission  contained in the Agreement or any other  document  submitted by the Purchaser,  against  losses,  liabilities  and expenses for which the Company or any officer, director or control person of any such  entity has not  otherwise  been  reimbursed  (including  attorney's  fees, judgments,  fines  and  amounts  paid in  settlement)  actually  and  reasonably incurred  by the  Company  or  such  officer,  director  or  control  person  in connection with such action, suit or proceeding.

            (15)  No  representations  or  warranties  have  been  made  to  the
Purchaser  by the  Company,  or  any  officer,  employee,  agent,  affiliate  or subsidiary  of the  Company,  other  than  the  representations  of the  Company contained herein,  and in subscribing for the Units the Purchaser is not relying upon any representations other than those contained in the Memorandum or in this
Agreement.

            (16)  The  Purchaser  represents  and  warrants,  to the best of its knowledge, that other than the Placement Agent and its soliciting dealers, which include  Cardinal  Securities,  LLC amongst others,  no finder,  broker,  agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer  acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

C.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company hereby  represents and warrants to the Purchaser and the
Placement Agent that:

            (1) ORGANIZATION, GOOD STANDING AND QUALIFICATION.  The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full  corporate  power and authority to conduct its  business  as  currently  conducted.  The  Company is duly  qualified  to do business as a foreign  corporation and is in good standing in all  jurisdictions in which the  character  of the  property  owned or leased or the  nature of the business transacted by it makes qualification necessary except where the failure to be so qualified  would not have a material  adverse  effect on the  business, properties,  prospects,  financial  condition  or results of  operations  of the
Company (a "Material Adverse Effect").

            (2)  CAPITALIZATION.  The  authorized  capital  stock of the Company consists of the  following:  (i) 75,000,000  shares of Common Stock,  $0.001 par value per share, of which there were 36,688,906 shares issued and outstanding as of April 8, 2003; and (ii) 4,000,000 shares of Preferred Stock, $0.001 par value per share,  of which there were no shares issued and  outstanding as of April 8,
2003. As of April 8, 2003, the Company had reserved  4,519,458  shares of Common
Stock subject to outstanding,  unexercised  options and 435,000 shares of Common
Stock subject to outstanding  warrants.  In addition,  the Company has agreed to issue to the  Placement  Agent a warrant  (the  "Placement  Agent  Warrant")  to purchase  an amount of shares of Common  Stock  equal to 8% of the  number of as converted  shares of Common  Stock  underlying  the Units sold in the  Offering.
Other than as set forth above or as contemplated in this Agreement, there are no other  options,  warrants,  calls,  rights,  commitments  or  agreements  of any character  to which the  Company is a party or by which  either  the  Company is bound or obligating the Company to issue,  deliver,  sell, repurchase or redeem, or cause to be issued,  delivered,  sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating  the Company to grant,  extend or enter into any such option, warrant, call, right, commitment or agreement.

            (3) ISSUANCE. The issuance of the shares of Common Stock included in the Units has been duly and validly  authorized by all  necessary  corporate and shareholder  action and,  when issued and paid for  pursuant to this  Agreement, will be validly issued, fully paid and non-assessable  shares of Common Stock of the Company.  The issuance of the Warrant Shares pursuant to the exercise of the
Warrants  included  in the  Units has been duly and  validly  authorized  by all necessary  corporate  and  shareholder  action  and,  when  issued  and paid for pursuant to the terms of the Warrants,  will be validly  issued,  fully paid and non-assessable shares of Common Stock of the Company. The issuance of the shares of Common Stock and the  Warrants is being done in  compliance  with  exemptions from registration under the Securities Act of 1933, as amended.

            (4)  AUTHORIZATION;  ENFORCEABILITY.  The Company has all  corporate right,  power and authority to enter into this  Agreement and to consummate  the transactions  contemplated  hereby.  All  corporate  action  on the  part of the
Company,  its  directors  and  stockholders  necessary  for  the  authorization, execution,  delivery and  performance  of this  Agreement  by the  Company,  the authorization,  sale, issuance and delivery of the Units contemplated herein and the  performance  of the Company's  obligations  hereunder has been taken.  This
Agreement has been duly  executed and  delivered by the Company and  constitutes the legal, valid and binding obligations of the Company, enforceable against the
Company in  accordance  with its  terms,  except as such  enforceability  may be limited by applicable  bankruptcy,  insolvency,  or similar laws relating to, or affecting  generally the  enforcement of,  creditors'  rights and remedies or by other equitable principles of general application.  The issuance and sale of the
Units contemplated  hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

            (5) NO CONFLICT; GOVERNMENTAL AND OTHER CONSENTS.

                (a) The execution and delivery by the Company of this  Agreement and the consummation of the transactions  contemplated hereby will not result in the violation of any law, statute,  rule,  regulation,  order, writ, injunction, judgment  or decree of any court or  governmental  authority  to or by which the
Company is bound,  or of any provision of the  Certificate of  Incorporation  or
Bylaws of the  Company,  and will not  conflict  with,  or result in a breach or violation of, any of the terms or provisions of, or constitute  (with due notice or lapse of time or both) a default under, any lease, loan agreement,  mortgage, security  agreement,  trust  indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject,  nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

                (b) No consent,  approval,  authorization  or other order of any governmental  authority or other  third-party  is required to be obtained by the
Company in  connection  with the  authorization,  execution and delivery of this
Agreement or with the  authorization,  issue and sale of the Units,  except such filings  as  may be  required  to be  made  with  the  Securities  and  Exchange
Commission  (the  "SEC"),  Nasdaq  and with any  state  or  foreign  blue sky or securities regulatory authority,  and except for such required consents, if any, as have been obtained.

            (6) LITIGATION.  There are no pending, or to the Company's knowledge threatened,  legal or  governmental  proceedings  against the Company which,  if adversely determined, could have a Material Adverse Effect on the Company, other than as set forth in the  Company's  annual  report on Form 10-K for the  fiscal year ended April 30, 2002 (the "2002 Form 10-K").

            (7) REPORTS.  All reports required to be filed by the Company within the two years prior to the date of this Agreement (the "SEC Reports")  under the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the  requirements of their respective forms and, except to the extent updated or superseded by any  subsequently  filed report,  were complete and correct in all material  respects as of the dates at which the  information  was  furnished and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the  statements  contained therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.

            (8) FINANCIAL  INFORMATION.  The Company's financial statements that appear in the Memorandum and in the SEC Reports have been prepared in accordance with United States generally  accepted  accounting  principles  (except that the financial  statements that are not audited do not have notes thereto) applied on
a  consistent  basis  throughout  the  periods   indicated  and  such  financial
statements  fairly  present  (subject,  in the  case  of the  unaudited  interim financial  statements,  to normal,  recurring year-end audit adjustments) in all material  respects the  financial  condition  and results of  operations  of the
Company as of the dates and for the periods indicated therein.

            (9)  ABSENCE OF  CERTAIN  CHANGES.  Since the date of the  Company's financial  statements  in the 2002 Form 10-K,  there has not  occurred any event that has caused a material adverse effect on the assets, liabilities,  condition
(financial  or  otherwise)  or  results  of  operations  of the  Company  or any occurrence,  circumstance  or  combination  thereof  that  reasonably  could  be expected to result in such material adverse effect.

            (10) INVESTMENT COMPANY.  The Company is not an "investment company"
within the meaning of such term under the  Investment  Company  Act of 1940,  as amended, and the rules and regulations of the SEC thereunder.

            (11) SUBSIDIARIES.  The SEC Reports set forth each subsidiary of the
Company,  showing the  jurisdiction of its  incorporation  or  organization  and showing the percentage of each person's  ownership of the  outstanding  stock or other  interests  of such  subsidiary.  For  the  purposes  of  this  Agreement,
"subsidiary" shall mean any company or other entity of which at least 50% of the securities or other  ownership  interest  having  ordinary  voting power for the election of directors or other persons  performing  similar functions are at the time  owned  directly  or  indirectly  by  the  Company  or  any  of  its  other subsidiaries.  Except as set forth in the SEC Reports, none of such subsidiaries is a "significant subsidiary" as defined in Regulation S-X.

           (12)  INDEBTEDNESS.  The SEC Reports set forth as of the date thereof all  outstanding  secured  and  unsecured  Indebtedness  of the  Company  or any subsidiary,  or for which the Company or any  subsidiary  has  commitments.  For purposes of this  Agreement,  "Indebtedness"  shall mean (a) any liabilities for borrowed  money or amounts owed in excess of $25,000  (other than trade accounts payable  incurred  in the  ordinary  course of  business),  (b) all  guaranties, endorsements  and other  contingent  obligations in respect of  Indebtedness  of others,  whether  or not the same are or should be  reflected  in the  Company's balance  sheet (or the notes  thereto),  except  guaranties  by  endorsement  of negotiable  instruments for deposit or collection or similar transactions in the ordinary course of business;  and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with
GAAP.  Neither the Company nor any  subsidiary is in default with respect to any
Indebtedness.

            (13) CERTAIN FEES.  Other than fees payable to the Placement  Agent, no brokers',  finders' or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the  transactions  contemplated by this Agreement.

            (14)  MATERIAL  AGREEMENTS.  Except as set forth in the SEC Reports, neither  the  Company  nor any  subsidiary  is a party  to any  written  or oral contract, instrument, agreement, commitment,  obligation, plan or arrangement, a copy of which  would be  required to be filed with the SEC as an exhibit to Form
10-K (each, a "Material  Agreement").  The Company and each of its  subsidiaries has in all  material  respects  performed  all the  obligations  required  to be performed  by them to date under the  foregoing  agreements,  have  received  no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could reasonably be expected to cause a Material Adverse Effect.

            (15)  TRANSACTIONS  WITH AFFILIATES.  Except as set forth in the SEC
Reports, there are no loans, leases, agreements,  contracts, royalty agreements, management  contracts or  arrangements  or other  continuing  transactions  with aggregate  obligations of any party  exceeding  $60,000 between (a) the Company, any  subsidiary  or any of their  respective  customers  or suppliers on the one hand, and (b) on the other hand, any officer,  employee,  consultant or director of the Company,  or any of its subsidiaries,  or any person who would be covered by Item 404(a) of  Regulation  S-K or any Company or other entity  controlled by such officer, employee, consultant, director or person.

            (16) TAXES.  The Company and each of the  subsidiaries  has prepared and filed all federal,  state, local,  foreign and other tax returns for income, gross receipts,  sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it,  has paid or made  provisions  for the  payment of all
Taxes shown to be due and all additional  assessments,  and adequate  provisions have been and are reflected in the  financial  statements of the Company and the subsidiaries for all current Taxes and other charges to which the Company or any subsidiary is subject and which are not  currently  due and payable,  except for
Taxes which, if unpaid,  individually or in the aggregate,  do not and would not have a Material Adverse Effect on the Company or its subsidiaries.  None of such tax returns contains an inaccuracy that would, individually or in the aggregate, have a Material Adverse Effect on the Company or its  subsidiaries.  None of the federal  income tax  returns of the Company or any  subsidiary  for the past six years has been  audited by the  Internal  Revenue  Service.  The  Company has no
knowledge of any additional assessments, adjustments or contingent tax liability
(whether  federal,  state,  local or foreign) pending or threatened  against the
Company  or any  subsidiary  for any  period,  nor of any  basis  for  any  such assessment, adjustment or contingency.

            (17) ENVIRONMENTAL MATTERS.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) (a)
the Company and each of its  subsidiaries  is in compliance with and not subject to any known liability under  applicable  Environmental  Laws (as defined below)
and (b) the Company is not aware of any fact,  circumstance  or  condition  that could  reasonably be expected to cause the Company or any of its subsidiaries to be subject to liability under any applicable Environmental Law, (ii) the Company and each of its  subsidiaries  has made all  filings  and  provided  all notices required under all applicable  Environmental Laws, and has, and is in compliance in all  material  respects  with,  all  permits  required  under any  applicable
Environmental  Laws, each of which is in full force and effect,  (iii) (a) there are no pending  proceedings with respect to any Environmental Laws affecting the
Company,  (b) none of the Company or any of its  subsidiaries  has  received any demand,  claim or notice of violation of any Environmental  Laws, and (c) to the knowledge of the Company and its subsidiaries, there is no proceeding, notice or demand letter or request for information  threatened  against the Company or any of its subsidiaries under any Environmental Law, (iv) no Lien or restriction has been recorded under any Environmental  Law with respect to any assets,  facility or property owned,  operated,  leased or controlled by the Company or any of its subsidiaries,  (v) none of the Company or any of its  subsidiaries  has received notice that it has been identified as a potentially  responsible party under the
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company or any of its subsidiaries (a) is listed or, to the knowledge of the

Company and its  subsidiaries,  proposed for listing on the National  Priorities
List under CERCLA or (b) is listed in the Comprehensive  Environmental Response,
Compensation,  Liability Information System List promulgated pursuant to CERCLA, or on  any  comparable  list  maintained  by any  state  or  local  governmental authority.

            For  purposes  of this  Agreement,  "Environmental  Laws"  means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions  issued,  promulgated,  approved or entered thereunder, relating to pollution, protection of public or employee health and safety or the environment,  including,  without  limitation,  laws relating to (i)  emissions, discharges,  releases or threatened  releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface  strata),  (ii) the manufacture,
processing,   distribution,  use,  generation,   treatment,  storage,  disposal,
transport or handling of Hazardous  Materials,  and (iii)  underground and above ground storage tanks and related piping, and emissions,  discharges, releases or threatened  releases  therefrom.  The term  "Hazardous  Material"  means (a) any
"hazardous substance," as defined in the Comprehensive  Environmental  Response, the Resource  Conservation  and  Recovery  Act, as amended,  (b) any  "hazardous waste," as defined by the Resource  Conservation  and Recovery  Act, as amended,
(c) any petroleum or petroleum product,  (d) any polychlorinated  biphenyl,  and
(e) any  pollutant or  contaminant  or hazardous,  dangerous or toxic  chemical, material, waste or substance.

            (18) INTELLECTUAL PROPERTY RIGHTS AND LICENSES.  The Company and its
subsidiaries  own or have the  right to use any and all  information,  know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods,  processes  and  other  intangible  properties  that are  necessary  or customarily used by them in their business  ("Intangible  Rights").  The Company
(including its  subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted  intellectual  property rights of others in
connection  with  the  Intangible   Rights,   and,  to  the  Company's  and  its
subsidiaries'  knowledge,  neither  the  use of the  Intangible  Rights  nor the operation of the Company's  businesses  is infringing or has infringed  upon any intellectual  property  rights of others.  All payments have been duly made that are necessary to maintain the  Intangible  Rights in force.  No claims have been made,  and to the  Company's  and its  subsidiaries  knowledge,  no  claims  are threatened,  that  challenge  the validity or scope of any  material  Intangible
Right of the  Company or any of its  subsidiaries.  The  Company and each of its subsidiaries  have taken  reasonable  steps to obtain and  maintain in force all licenses  and  other  permissions  under  Intangible  Rights  of  third  parties necessary to conduct their  businesses as heretofore  conducted by them, and now being  conducted  by them,  and as  expected  to be  conducted,  and neither the
Company nor any of its  subsidiaries  is or has been in  material  breach of any such license or other permission.  The Company and each of its subsidiaries have obtained and  maintained  all necessary  agreements  providing for assignment to them of all  patentable  inventions  made by and  copyright  interest  in  works created by non-employees and employees for the Company and its subsidiaries. The
Company  and each of its  subsidiaries  have  used all  commercially  reasonable efforts  to  maintain  the  confidentiality  of  all  trade  secrets  and  other confidential  information  owned  by them or in  their  possession  and  have no
knowledge  of  any   misappropriation   of  any  such  trade  secrets  or  other
confidential information by any third party.

                                       10

            (19) LABOR, EMPLOYMENT AND BENEFIT MATTERS.

                 (a)  There  are no  strikes  or other  labor  disputes  against
Company  or  any  of its  subsidiaries  pending  or,  to  the  Company's  or its subsidiaries'  knowledge,  threatened.  Hours  worked  by and  payment  made  to employees of the Company and its  subsidiaries  have been in compliance with the
Fair Labor Standards Act or any other applicable labor or employment law (except such  non-compliance  as could not  reasonably  be  expected  to have a Material
Adverse  Effect).  There is no organizing  activity  involving  employees of the
Company  or  any  of its  subsidiaries  pending  or,  to  the  Company's  or its subsidiaries'  knowledge,  threatened  by any labor union or group of employees.
There are no  representation  proceedings  pending or, to the  Company's  or its subsidiaries' knowledge, threatened with the National Labor Relations Board, and no labor  organization or group of employees of the Company or its  subsidiaries has made a pending  demand for  recognition.  There are no complaints or charges against the Company or any of its  subsidiaries  pending or, to the Company's or its  subsidiaries'  knowledge,  threatened,  to be filed  with any  Governmental
Authority or  arbitrator  based on,  arising out of or in  connection  with,  or otherwise  relating to, the  employment  or  termination  of  employment  by the
Company or any of its subsidiaries of any individual.

                 (b) Except as set forth in the SEC Reports, neither the Company nor any of its  subsidiaries  is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement.

                 (c)  Each  employee  benefit  plan is in  compliance  with  all applicable  law,  except for such  noncompliance  that could not  reasonably  be expected to have a Material Adverse Effect.

                 (d) Neither the  Company  nor any of its  subsidiaries  has any liabilities,  contingent or otherwise, including without limitation, liabilities for retiree health,  retiree life, severance or retirement  benefits,  which are not fully reflected on the Balance Sheet or fully funded. The term "liabilities"
used in the preceding sentence shall be calculated in accordance with reasonable actuarial  assumptions.  Such term shall also include any  obligation  owed to a governmental  authority  for the purpose of providing  retiree  health,  retiree life, severance, retirement or other benefits.

                 (e)  None  of the  Company  nor  any of  its  subsidiaries  has terminated  any "employee  pension  benefit plan " as defined in Section 3(2) of
ERISA (as defined  below) or has  incurred  or expects to incur any  outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974,
as amended and all rules and regulations promulgated thereunder ("ERISA").

            (20)  COMPLIANCE  WITH LAW.  The  Company  is in  compliance  in all material respects with all applicable laws, except for such  noncompliance  that could not reasonably be expected to have a Material Adverse Effect.  The Company has not received any notice of, nor does the Company have any  knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental  entity  involving  allegations of any violation) of any applicable law  involving  or  related  to the  Company  which  has not been  dismissed  or otherwise  disposed of. The Company has not received notice or otherwise has any
knowledge  that  the  Company  is  charged  with,   threatened   with  or  under
investigation  with respect to, any violation of any applicable  law, or has any

                                       11

knowledge  of any  proposed  change  in any  applicable  law that  would  have a
Material Adverse Effect.

            (21) OWNERSHIP OF PROPERTY. Each of Company and its subsidiaries has
(i) good and  marketable  and  insurable  fee  simple  title to its  owned  real property,  free  and  clear  of  all  liens,  except  for  liens  which  do  not individually  or in the  aggregate  interfere  unreasonably  with the use of the property  by the  Company  or its  subsidiaries,  (ii) a  valid  and  marketable leasehold interest in all leased real property, and each of such leases is valid and  enforceable  in accordance  with its terms and is in full force and effect, and, (iii) good and marketable title to, or valid leasehold interests in, all of its other  properties  and assets free and clear of all liens,  except for liens which do not individually or in the aggregate  interfere  unreasonably  with the use of the property by the Company or its subsidiaries.

D.          UNDERSTANDINGS

            The Purchaser understands,  acknowledges and agrees with the Company as follows:

            (1) The  Company  may,  with the  consent  of the  Placement  Agent, terminate the Offering  within ninety (90) days from the date of the Memorandum.
The  execution  of  this  Agreement  by the  Purchaser  or  solicitation  of the investment  contemplated  hereby shall create no  obligation  on the part of the
Company  or the  Placement  Agent to accept any  subscription  or  complete  the
Offering.  Moreover,  the Company,  by mutual agreement with the Placement Agent and after written notice to the Purchaser, may accept subscriptions  aggregating fewer than 2,000,000 Units with the Purchaser's written consent.

            (2)  The  Purchaser   hereby   acknowledges   and  agrees  that  the
subscription hereunder is irrevocable by the Purchaser, that, except as required by law,  the  Purchaser  is not  entitled  to cancel,  terminate  or revoke this
Agreement or any agreements of the Purchaser hereunder and that if the Purchaser is an individual,  this  Agreement  shall survive the death or disability of the
Purchaser  and shall be binding upon and inure to the benefit of the parties and their heirs, executors,  administrators,  successors,  legal representatives and permitted assigns.

            (3) No federal or state agency or authority  has made any finding or determination as to the accuracy or adequacy of the Offering  Documents or as to the fairness of the terms of the Offering nor any  recommendation or endorsement of the Units.

            (4) The  Offering is intended to be exempt from  registration  under the  Securities  Act by virtue of  Section  4(2) of the  Securities  Act and the provisions  of  Regulation D  thereunder,  which is in part  dependent  upon the truth,  completeness and accuracy of the statements made by the Purchaser herein and in the Questionnaire.

            (5) There can be no  assurance  that the  Purchaser  will be able to sell or dispose of the Units. The securities  and/or any interest therein may be offered, sold, transferred, pledged or otherwise disposed of only pursuant to an
effective   registration   under  the   Securities  Act  or  an  exemption  from
registration,  which,  in the  opinion of  counsel  reasonably  satisfactory  to counsel to the Company, is available. It is further understood that in order not to jeopardize the Offering's  exempt status under Section 4(2) of the Securities

                                       12

Act and Regulation D, the Company may refuse to recognize the transfer of shares to any  transferee  who, in the Company's  sole  judgment,  fails to fulfill the investor suitability requirements thereunder.

            (6) Upon public  announcement of the Offering,  which shall occur at or prior to 9:15am on April 23, 2003, the Company  represents that the Purchaser shall not have any material  non-public  information  and the Company  covenants that it will not disclose any material  non-public  information to the Purchaser after the public announcement of the Offering.

            (7) The  Company  represents  that it will not  solicit  the sale of additional  Securities  after the public  announcement  of the Offering and will close  the  Offering  within  a  reasonable  amount  of time  after  the  public announcement,  which shall not extend  beyond 3 business  days after such public announcement.

            (8)  Neither  the  Company  or any of its  affiliates  or any person acting on its behalf has  directly or  indirectly  made any offer or sale of any security or solicited any offers to buy any security,  under  circumstances that would cause the Offering to be  integrated  with prior  offerings by the Company for  purposes  of the  Securities  Act of 1933,  as amended,  or any  applicable stockholder  approval  provisions,  including without limitation under the rules and  regulations  of any exchange or automated  quote system on which any of the securities are listed or  designated,  nor will the Company take any such action or steps that would cause the Offering to be integrated with other offerings.

E.          REGISTRATION RIGHTS

            (1)  CERTAIN  DEFINITIONS.  For  purposes  of this  Section  E,  the following terms shall have the meanings ascribed to them below.

                 (a)   "PROSPECTUS"   means  the  prospectus   included  in  the
Registration  Statement  (including,   without  limitation,  a  prospectus  that
includes any information  previously  omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities  Act), as amended or supplemented  by any prospectus  supplement, with  respect to the terms of the  offering  of any  portion of the  Registrable
Securities covered by the Registration  Statement,  and all other amendments and supplements to the  Prospectus,  including  post-effective  amendments,  and all material  incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 (b) "REGISTRABLE  SECURITIES"  shall means the shares of Common
Stock  included  in the Units  and the  shares of  Common  Stock  issuable  upon exercise of the  Warrants  included  in the Units or  pursuant to the  Placement
Agent Warrant,  together with any  securities  issued or issuable upon any stock split,  dividend or other  distribution,  recapitalization or similar event with respect to the foregoing.

                 (c) "REGISTRATION  STATEMENT" means each registration statement required  to be  filed  under  this  Section  E,  including  in  each  case  the
Prospectus,  amendments  and  supplements  to  such  registration  statement  or

                                       13

Prospectus,  including pre- and post-effective amendments, all exhibits thereto, and all  material  incorporated  by reference  or deemed to be  incorporated  by reference in such registration statement.

           (2)  SHELF REGISTRATION

                 (a) As  promptly as  possible,  and in any event on or prior to the 45th day  following  the Closing  (the  "Filing  Date"),  the Company  shall prepare and file with the Commission a "Shelf"  Registration  Statement covering the  resale  of all  Registrable  Securities  for an  offering  to be  made on a continuous  basis pursuant to Rule 415. The  Registration  Statement shall be on
Form S-3 (except if the Company is not then  eligible to register for resale the
Registrable  Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent).

                 (b) The  Company  shall use its  commercially  reasonable  best efforts to cause the  Registration  Statement  to be declared  effective  by the
Commission as promptly as possible  after the filing  thereof,  but in any event prior to the date that is the 90th day  following  the  Closing  (the  "Required
Effectiveness  Date"),  and shall use its best efforts to keep the  Registration
Statement  continuously  effective  under  the  Securities  Act  until the fifth anniversary  of the  Effective  Date or such earlier  date when all  Registrable
Securities   covered  by  such  Registration   Statement  have  been  sold  (the
"Effectiveness Period").

                 (c) The Company shall notify each Purchaser in writing promptly
(and in any event within two business day) after receiving notification from the
SEC that the Registration  Statement has been declared  effective.  Provided the
Registration Statement has been declared effective or the Securities have become eligible for resale under an exemption from  registration in accordance with the
Securities Act of 1933, as amended, then upon sale of the Registrable Securities and delivery of the Prospectus to a subsequent  purchaser,  the Company will use its reasonable  efforts to instruct its transfer agent to issue the  Registrable
Securities without a restrictive legend.

                 (d) Upon the  occurrence of any Event (as defined below) and on every monthly anniversary thereof while the applicable Event remains uncured, as partial  relief for the damages  suffered  therefrom  by the  Purchasers  (which remedy shall not be exclusive of any other  remedies are  available at law or in equity),  the Company  shall be obligated to pay to each  Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Purchaser  hereunder.  Such liquidated damages shall not be cumulative if more than one Event has occurred simultaneously and remains uncured.  The liquidated  damages payable  pursuant to the terms hereof shall be applied on a pro-rata  basis for any portion of a month in which the  applicable
Event is uncured.  Payment of such liquidated  damages shall be made within five
(5) business  days of the  occurrence of the  applicable  Event and by the fifth business day  following  each monthly  anniversary  while the  applicable  Event remains  uncured.  For such purposes,  each of the following shall constitute an
"Event":

                        (i) the Registration  Statement is not filed on or prior
                 to the Filing Date or is not declared  effective on or prior to the Required Effectiveness Date;

                                       14

                        (ii)  after  the  Effective  Date,  a  Purchaser  is not
                 permitted to sell Registrable Securities under the Registration
                 Statement  (or a  subsequent  Registration  Statement  filed in replacement  thereof)  for any reason  for ten or more  trading days (whether or not consecutive) within a six month period;

                        (iii) the Common Stock is not listed or quoted on Nasdaq
                 for a period of three consecutive  trading days or is suspended from trading on Nasdaq; or

                        (iv) the  Company  fails  for any  reason  to  deliver a
                 certificate  evidencing  any Units to a Purchaser  within three trading  days after  delivery of such  certificate  is required pursuant to any Offering Document.

            (3)  Registration  Procedures.  In  connection  with  the  Company's registration obligations hereunder, the Company shall:

                 (a) Not less than three  trading  days prior to the filing of a
Registration  Statement or any related Prospectus or any amendment or supplement thereto  (including  any  document  that would be  incorporated  or deemed to be incorporated therein by reference), the Company shall (i) furnish to counsel for the Placement  Agent copies of all such  documents  proposed to be filed,  which documents  (other  than  those  incorporated  or  deemed to be  incorporated  by reference)  will be  subject  to the review of such  counsel  for the  Placement
Agent,  and (ii) cause its  officers  and  directors,  counsel  and  independent certified public accountants to respond to such inquiries as shall be necessary, in the  reasonable  opinion of counsel  for the  Placement  Agent,  to conduct a reasonable  investigation  within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which counsel for the Placement Agent shall reasonably object.

                 (b)  (i)  Prepare  and  file  with  the  SEC  such  amendments, including  post-effective  amendments,  to each  Registration  Statement and the
Prospectus  used  in  connection  therewith  as may be  necessary  to  keep  the
Registration  Statement  continuously effective as to the applicable Registrable
Securities for the  Effectiveness  Period and prepare and file with the SEC such additional  Registration  Statements  in order to register  for resale under the
Securities  Act  all of the  Registrable  Securities;  (ii)  cause  the  related
Prospectus to be amended or supplemented by any required Prospectus  supplement, and as so  supplemented  or amended to be filed  pursuant to Rule 424; and (iii)
respond as promptly as reasonably possible to any comments received from the SEC with  respect to the  Registration  Statement  or any  amendment  thereto and as promptly  as  reasonably  possible  provide the  Purchasers  and counsel for the
Placement Agent true and complete copies of all  correspondence  from and to the
SEC relating to the Registration Statement.

                 (c) Notify the Purchasers of Registrable  Securities to be sold as promptly as reasonably  possible,  and (if  requested by any such  Purchaser)
confirm such notice in writing no later than one trading day thereafter,  of any of the following events:  (i) the SEC notifies the Company whether there will be a "review" of any  Registration  Statement;  (ii) the SEC comments in writing on any  Registration  Statement  (in which case the Company  shall  deliver to each
Purchaser a copy of such comments and of all written responses  thereto);  (iii)
the SEC or any  other  Federal  or state  governmental  authority  requests  any

                                       15

amendment or supplement to any Registration  Statement or Prospectus or requests additional  information  related  thereto;  (iv) the SEC  issues  any stop order suspending  the  effectiveness  of any  Registration  Statement or initiates any action,  claim,  suit,  investigation  or proceeding (a  "Proceeding")  for that purpose;  (v) the Company receives notice of any suspension of the qualification or exemption from  qualification  of any Registrable  Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or
(vi) the financial  statements  included in any  Registration  Statement  become ineligible  for  inclusion  therein or any  statement  made in any  Registration
Statement  or  Prospectus  or  any  document   incorporated   or  deemed  to  be
incorporated  therein  by  reference  is untrue in any  material  respect or any revision to a Registration  Statement,  Prospectus or other document is required so that it will not contain any untrue  statement of a material  fact or omit to state any material fact  required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.

                 (d) Use its  best  efforts  to avoid  the  issuance  of or,  if issued,  obtain the withdrawal of (i) any order suspending the  effectiveness of any  Registration  Statement or (ii) any  suspension  of the  qualification  (or exemption from  qualification) of any of the Registrable  Securities for sale in any jurisdiction, at the earliest practicable moment.

                 (e) Furnish to each  Purchaser,  without  charge,  at least one conformed  copy of each  Registration  Statement  and  each  amendment  thereto, including  financial  statements and schedules,  all documents  incorporated  or deemed to be incorporated  therein by reference,  and all exhibits to the extent requested by such person  (including those previously  furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

                 (f) Promptly deliver to each Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request. The
Company  hereby  consents to the use of such  Prospectus  and each  amendment or supplement  thereto by each of the selling  Purchasers  in  connection  with the offering and sale of the Registrable  Securities  covered by such Prospectus and any amendment or supplement thereto.

                 (g) (i) In the time and manner required by Nasdaq,  prepare and file with Nasdaq an additional  shares listing  application  covering all of the
Registrable Securities;  (ii) take all steps necessary to cause such Registrable
Securities to be approved for listing on Nasdaq as soon as possible  thereafter;
(iii) provide to the Purchasers evidence of such listing;  and (iv) maintain the listing of such Registrable Securities on Nasdaq.

                 (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers in connection  with the  registration or  qualification  (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions  within the United
States as any Purchaser  requests in writing,  to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things  necessary or advisable to enable the disposition in such  jurisdictions  of the Registrable  Securities  covered by a
Registration Statement.

                                       16

                 (i) Upon the  occurrence  of any event  described  in Paragraph
(c)(vi)  above,  as promptly as  reasonably  possible,  prepare a supplement  or amendment,  including a post-effective  amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that,  as  thereafter  delivered,  neither the  Registration  Statement nor such
Prospectus will contain an untrue  statement of a material fact or omit to state a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements  therein,  in light of the circumstances  under which they were made, not misleading.

                 (j) Comply with all  applicable  rules and  regulations  of the
SEC.

            (4)  REGISTRATION  EXPENSES.  The  Company  shall  pay all  fees and expenses incident to the performance of or compliance with this Agreement by the
Company,  including without  limitation (a) all registration and filing fees and expenses,  including  without  limitation those related to filings with the SEC,
Nasdaq and in connection  with applicable  state  securities or "Blue Sky" laws,
(b)  printing  expenses  (including  without  limitation  expenses  of  printing certificates for Registrable  Securities and of printing prospectuses  requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements  of counsel for the Company  and counsel for the  Placement  Agent
(with respect to the  Registration  Statement) up to a maximum of $2,000 and (e)
fees and  expenses of all other  Persons  retained by the Company in  connection with the consummation of the transactions contemplated by this Agreement.

            (5) INDEMNIFICATION

                 (a)   INDEMNIFICATION  BY  THE  COMPANY.   The  Company  shall,
notwithstanding  any termination of this Agreement,  indemnify and hold harmless each Purchaser,  the officers,  directors,  partners,  members,  agents, brokers
(including  brokers who offer and sell Registrable  Securities as principal as a result of a pledge  or any  failure  to  perform  under a margin  call of Common
Stock),  investment  advisors  and  employees  of each of them,  each Person who controls any such Purchaser  (within the meaning of Section 15 of the Securities
Act or Section 20 of the Exchange  Act) and the officers,  directors,  partners, members,  agents and employees of each such controlling  Person,  to the fullest extent permitted by applicable law, from and against any and all losses, claims,
damages,   liabilities,   settlement  costs  and  expenses,   including  without
limitation  costs of preparation and reasonable  attorneys' fees  (collectively,
"Losses"),  as  incurred,  arising  out of or  relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any
Prospectus or form of prospectus or in any amendment or supplement thereto or in any  preliminary  prospectus,  or arising out of or relating to any  omission or alleged  omission of a material fact required to be stated  therein or necessary to make  the  statements  therein  (in the  case  of any  Prospectus  or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading,  except to the extent,  but only to the extent,  that
(i) such untrue  statements  or  omissions  are based  solely  upon  information regarding such  Purchaser  furnished in writing to the Company by such Purchaser expressly  for use therein,  or to the extent that such  information  related to
such  Purchaser  or  such   Purchaser's   proposed  method  of  distribution  of
Registrable  Securities  and was reviewed and  expressly  approved in writing by such Purchaser expressly for use in the Registration Statement,  such Prospectus or such form of Prospectus or in any amendment or supplement  thereto or (ii) in

                                       17

the  case of an  occurrence  of an  event of the  type  specified  in  Paragraph
(3)(c)(iv)-(vi)  above the use by such  Purchaser  of an outdated  or  defective
Prospectus  after the Company has  notified  such  Purchaser in writing that the
Prospectus is outdated or defective  and prior to the receipt by such  Purchaser of the Advice  contemplated in Paragraph (6) below. The Company shall notify the
Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the  transactions  contemplated by this Agreement.

                 (b)  INDEMNIFICATION  BY  PURCHASERS.   Each  Purchaser  shall,
severally  and not  jointly,  indemnify  and  hold  harmless  the  Company,  its directors,  officers, agents and employees, each Person who controls the Company
(within  the meaning of Section 15 of the  Securities  Act and Section 20 of the
Exchange  Act),  and  the  directors,  officers,  agents  or  employees  of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as  determined  by a court of  competent  jurisdiction  in a final  judgment not subject to appeal or review)  arising solely out of or based
solely  upon  any  untrue   statement  of  a  material  fact  contained  in  any
Registration  Statement,  any  Prospectus,  or any form of  prospectus or in any amendment  or  supplement  thereto,  or arising  solely out of or based upon any omission of a material fact  required to be stated  therein or necessary to make the statements therein not misleading t the extent, but only to the extent, that such untrue  statement or omission is contained in any  information so furnished in writing by such Purchaser to the Company  specifically  for inclusion in such
Registration  Statement or such Prospectus or to the extent that (i) such untrue statements  or  omissions  are based  solely  upon  information  regarding  such
Purchaser  furnished in writing to the Company by such  Purchaser  expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser's  proposed method of distribution of Registrable  Securities and was reviewed and expressly  approved in writing by such Purchaser  expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or  supplement  thereto or (ii) in the case of an occurrence of an event of the type  specified  in Paragraph  (3)(c)(iv)-(vi),  the use by such
Purchaser of an outdated or defective  Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6). In no event shall the  liability of any selling  Purchaser  hereunder be greater in amount than the dollar  amount of the net  proceeds  received by such  Purchaser upon the sale of the Registrable  Securities giving rise to such indemnification obligation.

                 (c) CONDUCT OF INDEMNIFICATION  PROCEEDINGS.  If any Proceeding
shall be brought or asserted against any Person entitled to indemnity  hereunder
(an  "Indemnified  Party"),  such  Indemnified  Party shall promptly  notify the
Person from whom indemnity is sought (the "Indemnifying  Party") in writing, and
the  Indemnifying  Party  shall  assume  the  defense  thereof,   including  the
employment of counsel  reasonably  satisfactory to the Indemnified Party and the payment of all fees and expenses  incurred in connection  with defense  thereof, provided,  that the failure of any  Indemnified  party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this  Agreement,  except  (and  only) to the  extent  that it  shall be  finally determined  by a court of competent  jurisdiction  (which  determination  is not subject to appeal or further  review) that such failure  shall have  proximately and materially adversely prejudiced the Indemnifying Party.

                                       18

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense  thereof,  but the fees and expenses of such counsel shall be at the expense of such  Indemnified  Party or Parties unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses;  or (ii) the Indemnifying Party shall have failed promptly to assume  the  defense  of  such  Proceeding  and  to  employ  counsel  reasonably satisfactory  to such  Indemnified  Party in any such  Proceeding;  or (iii) the named parties to any such Proceeding  (including any impleaded  parties) include both such  Indemnified  Party and the  Indemnifying  Party, and such Indemnified
Party shall have been  advised by counsel  that a conflict of interest is likely to exist if the same counsel were to represent  such  Indemnified  Party and the
Indemnifying  Party (in which  case,  if such  Indemnified  Party  notifies  the
Indemnifying  Party in writing that it elects to employ separate  counsel at the expense of the Indemnifying  Party,  the  Indemnifying  Party shall not have the right to assume the defense  thereof and such counsel shall be at the expense of the  Indemnifying  Party).  The  Indemnifying  Party shall not be liable for any settlement of any such Proceeding  affected without its written  consent,  which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party,  unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent  incurred in connection  with  investigating  or preparing  to defend  such  Proceeding  in a manner not  inconsistent  with this
Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying  Party (regardless of whether it is  ultimately  determined  that an  Indemnified  Party  is not  entitled  to indemnification  hereunder;  provided,  that the Indemnifying  Party may require such  Indemnified  Party to undertake to reimburse all such fees and expenses to the extent it is finally  judicially  determined that such Indemnified  Party is not entitled to indemnification hereunder).

                 (d)  CONTRIBUTION.   If  a  claim  for  indemnification   under
Paragraph  (5)(a) or (b) is unavailable  to an  Indemnified  Party (by reason of
public  policy  or  otherwise),   then  each  Indemnifying  Party,  in  lieu  of
indemnifying  such  Indemnified  Party,  shall  contribute to the amount paid or payable by such Indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative  fault of the  Indemnifying  Party and
Indemnified  Party in connection with the actions,  statements or omissions that resulted in such Losses as well as any other relevant equitable  considerations.
The relative fault of such  Indemnifying  Party and  Indemnified  Party shall be determined by reference to, among other things,  whether any action in question, including any untrue or alleged untrue  statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information  supplied by, such Indemnifying  Party or Indemnified Party, and the parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent  such  action,  statement  or  omission.  The amount  paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c),  any reasonable  attorneys' or other reasonable fees or expenses  incurred by such party in connection with any
Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification  provided for in this Paragraph was available to such party in accordance with its terms.

                                       19

            The parties  hereto agree that it would not be just and equitable if contribution  pursuant  to this  Paragraph  (5)(d) were  determined  by pro rata allocation or by any other method of allocation  that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding  the provision of this Paragraph  (5)(d),  no Purchaser shall be required to contribute,  in the aggregate, any amount in excess of the amount by which the  proceeds  actually  received by such  Purchaser  from the sale of the
Registrable  Securities  subject  to the  Proceeding  exceeds  the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue  statement or omission or alleged  omission.  No Person guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Securities  Act) shall be entitled to  contribution  from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution  agreements contained in this Section are in addition to any liability that the  Indemnifying  Parties may have to the
Indemnified Parties.

            (6) DISPOSITIONS. Each Purchaser agrees that it will comply with the prospectus  delivery  requirements  of the Securities Act as applicable to it in connection  with sales of Registrable  Securities  pursuant to the  Registration
Statement. Each Purchaser further agrees that, upon receipt of a notice from the
Company  of the  occurrence  of any event of the kind  described  in  Paragraphs
(3)(c)(iv),  (v) or (vi),  such Purchaser will  discontinue  disposition of such
Registrable  Securities under the Registration  Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration
Statement  contemplated by Paragraph  (3)(i),  or until it is advised in writing
(the "Advice") by the Company that the use of the  applicable  Prospectus may be resumed,  and,  in  either  case,  has  received  copies  of any  additional  or supplemental  filings  that are  incorporated  or deemed to be  incorporated  by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provision of this paragraph.

            (7)  PIGGYBACK  ON   REGISTRATIONS.   In  the  event  the  Company's
registration   statement   currently  on  file  with  the  SEC  (the   "Existing
Registration  Statement") has not yet been declared effective on or prior to the date fifteen (15)  business  days after the Closing,  the Company  shall use its reasonable  efforts  to  include  the  Registrable  Securities  in the  Existing
Registration Statement. In the event the Registrable Securities are not included in the Existing Registration  Statement,  the Company may not include securities of  the  Company  in the  Registration  Statement  other  than  the  Registrable
Securities  without the approval of the  Placement  Agent.  Such approval of the
Placement Agent shall not be unreasonably withheld.

            (8)  SURVIVAL.  The  provisions  of this Section E shall survive the
Closing of the Offering and any subsequent termination of this Agreement

F.          EXCHANGE RIGHT

            In the event  that the  Company  completes  a sale of Common  Stock,
equity  linked   securities  or  any   combination   thereof  (the   "Subsequent
Securities")  within 90 days of the Closing  resulting in aggregate net proceeds to the Company of not less than $5 million, each Purchaser shall have a one-time

                                       20

right to exchange,  in whole but not in part, all Units purchased  hereunder for the aggregate  amount or number of  Subsequent  Securities  that such  Purchaser would have received had the  consideration  used to purchase the Units been used to purchase such  Subsequent  Securities.  For purposes of this exchange  right, equity linked securities shall mean securities convertible into, or exchangeable for, Common Stock or securities  which include a significant  number of warrants to purchase  Common Stock.  The Company shall be required to give written notice of the  closing  of the  sale of  Subsequent  Securities  prior to or as soon as reasonably  practicable  following such closing, and the Purchasers may exercise such right within ten (10) business days  thereafter by giving written notice to the Company.  This exchange right shall be to acquire the Subsequent  Securities only and shall not extend to other  rights  that the  purchasers  of  Subsequent
Securities  may  receive   including,   but  not  limited  to,  information  and
observation  rights. The Company reserves the right to take all necessary action to comply  with  rules  imposed by its  principal  trading  market  prior to the issuance of Subsequent  Securities to the Purchasers  pursuant to their exercise of this exchange right.

G.          MISCELLANEOUS

            (1) All  pronouns  and any  variations  thereof used herein shall be deemed to refer to the masculine,  feminine,  singular or plural, as identity of the person or persons may require.

            (2) Any notice or other  document  required or permitted to be given or  delivered  to the  Purchaser  shall be in writing and sent (i) by fax if the sender on the same day sends a  confirming  copy of such notice by a  recognized overnight delivery service (charges prepaid),  or (b) by registered or certified mail with return  receipt  requested  (postage  prepaid) or (c) by a  recognized overnight delivery service (with charges prepaid).

                 (a)  if to the Company, at

                      Datatec Systems, Inc.
                      23 Madison Road
                      Fairfield, NJ 07004
                      Attn: Isaac J. Gaon
                      Tel: 973.808.4000;  Fax 973.890.2888

                      or such other  address as it shall have  specified  to the
                      Purchaser  in  writing,  with  a  copy  (which  shall  not constitute notice) to

                      Olshan Grundman Frome Rosenzweig & Wolosky LLP
                      505 Park Avenue
                      New York, NY 10022
                      Attn: Robert H. Friedman, Esq.
                      Tel: 212.753.7200;  Fax 212.755.1467

                 (b) if to  the  Purchaser,  at its  address  set  forth  on the signature  page to this  Agreement,  or such  other  address  as it  shall  have specified  to the Company in writing,  with a copy (which  shall not  constitute notice) to

                                       21

                      Reed Smith LLP
                      One Riverfront Plaza, Suite 1000
                      Newark, NJ  07102
                      Attn: Gerard S. DiFiore, Esq.
                      Tel: 973. 621.3179;  Fax 973.621.3199

            (3)  Failure of the Company to  exercise  any right or remedy  under this Agreement or any other agreement between the Company and the Purchaser,  or otherwise,  or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective  unless and until it is in writing and signed by the Company.

            (4) This Agreement shall be enforced,  governed and construed in all respects in accordance  with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in
New York by and between  residents  of New York,  and shall be binding  upon the
Purchaser, the Purchaser's heirs, estate, legal representatives,  successors and assigns  and shall  inure to the  benefit of the  Company,  its  successors  and assigns.

            (5) If any  provision  of this  Agreement  is held to be  invalid or unenforceable  under any applicable  statute or rule of law, then such provision shall be deemed  modified  to  conform  with such  statute  or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

            (6) The parties understand and agree that money damages would not be a  sufficient  remedy  for any  breach of the  Agreement  by the  Company or the
Purchaser  and that the party  against  which such breach is committed  shall be entitled to equitable relief, including injunction and specific performance,  as a remedy  for any such  breach.  Such  remedies  shall  not be  deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other  remedies  available at law or equity to the party against which such breach is committed.

            (7) This  Agreement,  together  with the  agreements  and  documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

H.          SIGNATURE

            The  signature  page of this  Agreement  is contained as part of the applicable subscription package, entitled "Signature Page".

                                       22

                                 SIGNATURE PAGE

            The Purchaser  hereby  subscribes  for such number of Units as shall equal the  Subscription  Amount as set forth below divided by the Offering Price and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.          Dated:      _________, 2003

2.          Subscription Amount:  $__________

_________________________________       __________________________________
Signature of Purchaser                  Signature of Joint Purchaser
(and title, if applicable)              (if any)

_________________________________       __________________________________
Taxpayer Identification or Social       Taxpayer Identification or Social
Security Number                         Security Number of Joint Purchaser (if any)

_________________________________       __________________________________
Name (please print as name will         Name of Joint Purchaser (please print if any)
appear on certificate)

_________________________________       __________________________________
Number and Street                       Number and Street

_________________________________       __________________________________
City   State   Zip Code                 City   State   Zip Code

ACCEPTED BY:

DATATEC SYSTEMS, INC.

By:
Name:  ________________________
Title: ________________________

Dated: ________________________

                                       23

            EXHIBIT A TO DATATEC SYSTEMS, INC. SUBSCRIPTION AGREEMENT

                                 FORM OF WARRANT

                                       24

            EXHIBIT B TO DATATEC SYSTEMS, INC. SUBSCRIPTION AGREEMENT

                           WIRE TRANSFER INSTRUCTIONS

                       [INSERT WIRE TRANSFER INSTRUCTIONS]

                                       25

            EXHIBIT C TO DATATEC SYSTEMS, INC. SUBSCRIPTION AGREEMENT

                              FORM OF LEGAL OPINION

                                       26

            EXHIBIT D TO DATATEC SYSTEMS, INC. SUBSCRIPTION AGREEMENT

                             PURCHASER QUESTIONNAIRE

                                  CONFIDENTIAL

                             PURCHASER QUESTIONNAIRE
                             -----------------------

            Before any sale of securities in the above-captioned  Company can be made to you, this  Questionnaire  must be completed and returned to FAHNESTOCK &
CO. INC., Attn: Investment Banking Dept., 125 Broad St., New York, NY 10004.

            The purpose of this  Questionnaire is to determine  whether you meet the standards  imposed by Section 4(6) of the Securities Act of 1933, as amended
(the "Securities Act").

(1)  Name:______________________________________________________________________

(2)  Address:

     (a)     Home: _____________________________________________________________

                   _____________________________________________________________

             Telephone:  (    )
                        ________________________________________________________

     (b)     Business: _________________________________________________________

                       _________________________________________________________

             Telephone:  (    )
                        ________________________________________________________

(3)  Social Security Number:                            -             -
                            ____________________________________________________

(4)  Occupation:            ____________________________________________________

(5)  Age:                   ____________________________________________________

(6)  The  following  information  is required to ascertain  whether you would be deemed an  "accredited  investor"  as defined in Rule 501 of  Regulation  D under  the  Securities  Act.  Please  check  whether  you  are  any  of the following:

     (a)    A bank as defined in Section  3(a)(2) of the Securities  Act, or any savings  and loan  association  or other  institution  as defined in
            Section  3(a)(5)(A)  of the  Securities  Act  whether  acting in its individual or fiduciary  capacity;  any broker or dealer  registered pursuant to Section 15 of the  Securities  Exchange Act of 1934,  as
            amended;  any  insurance  company as defined in Section 2(13) of the
            Securities  Act;  any  investment   company   registered  under  the
            Investment Company Act of 1940 or a business  development company as defined  in  Section  2(a)(48)  of  that  act;  any  Small  Business
            Investment   Company   licensed   by   the   U.S.   Small   Business
            Administration  under  Section  301(c) or (d) of the Small  Business
            Investment  Act of 1958;  any plan  established  and maintained by a

                                      D-1

            state, its political subdivisions,  or any agency or instrumentality of a state or its  political  subdivisions,  for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee  benefit plan within the meaning of Title I of the Employee
            Retirement Income Security Act of 1974 if the investment decision is made by a plan  fiduciary,  as defined in Section 3(21) of such act, which is  either a bank,  savings  and loan  association,  insurance company,  or  registered  investment  adviser,  or if  the  employee benefit  plan has total  assets in  excess  of  $5,000,000  or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                                               Yes____    No____

     (b)    A  private  business  development  company  as  defined  in  Section
            202(a)(22) of the Investment Advisers Act of 1940;

                                                               Yes____    No____

     (c)    An  organization  described  in Section  501(c)(3)  of the  Internal
            Revenue Code, corporation,  Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                                                               Yes____    No____

     (d)    A director, executive officer, or general partner of the Company;

                                                               Yes____    No____

     (e)    A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

                                                               Yes____    No____

     (f)    A natural person who had an individual  income in excess of $200,000 in each of the two  most  recent  years or joint  income  with  your spouse  in  excess  of  $300,000  in each of those  years  and has a reasonable  expectation  of reaching  the same  income  level in the current year;

                                                               Yes____    No____

     (g)    A trust,  with total assets in excess of  $5,000,000  not formed for the specific  purpose of acquiring  the  securities  offered,  whose purchase is directed by a sophisticated person; or

                                                               Yes____    No____

     (h)    Any  entity  in  which  all  of the  equity  owners  are  accredited investors.

                                                               Yes____    No____

                                      D-2

     (7)    Investment, business, and educational experience:

            (a)  Educational background:

            ___________________________________________________

            ___________________________________________________

            (b)  Principal employment positions held during last five years:

            ___________________________________________________

            ___________________________________________________

            ___________________________________________________

            (c) Frequency of prior investment (check one in each column):

                                                           Venture Capital
                                  Stocks and Bonds             Investments
                                  ----------------             -----------

                Frequently        ________________       _____________________

                Occasionally      ________________       _____________________

                Never             ________________       _____________________

     (8)    Please list the name and address of your:

            (a) Bank ________________________________________________

                _____________________________________________________

            (b) Accountant___________________________________________

                _____________________________________________________

            I represent that the foregoing information is true and correct.

            Dated:______________________________, 2003

                                          ____________________________________
                                          (Name of Investor - Please Print)

                                          ____________________________________
                                          (Signature)

                                          ____________________________________
                                          (Print Name)      (Title)

                                      D-3